EXHIBIT 99.2     PRO FORMA FINANCIAL INFORMATION

         On March 10, 2000, the Company acquired substantially all of the assets of RockPort Trade Systems, Inc., a Massachusetts corporation (RockPort), pursuant to an Agreement and Plan of Reorganization (Reorganization Agreement), dated February 29, 2000. The total acquisition cost was $100,953,407, comprised of 814,794 shares of the Company's common stock valued at $90,136,703; transaction costs of approximately $1,450,000 and $9,366,704 in stock compensation related to stock options assumed. The Company assumed the liabilities of RockPort under its RockPort Stock Option Plan (RockPort Plan) and the outstanding stock options of RockPort that converted to options to purchase 89,645 shares of the Company's common stock. As a result, the Company recorded stock compensation of approximately $9,366,704, which has been included in the acquisition cost. The stock compensation represents the difference between the original grant price of the outstanding stock options and the estimated fair value of the shares of the Company's common stock underlying the stock options assumed as of the acquisition date. The acquisition cost has been allocated to the acquired assets and assumed liabilities on the basis of their estimated fair values as of the date of the acquisition, as determined by an independent appraisal.

         The acquisition was accounted for under the purchase method of accounting, which requires the purchase price to be allocated to the acquired assets and liabilities assumed of RockPort on the basis of their estimated fair values as of the date of acquisition. The following unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition of RockPort as if it had occurred on December 31, 1999, and the unaudited pro forma condensed consolidated statements of earnings (collectively, the "Unaudited Pro Forma Financial Information") reflects the results of operations of the Company for the fiscal year ended December 31, 1999, as if the acquisition of RockPort had occurred on January 1, 1999 (the first day of fiscal 1999) and includes adjustments directly attributable to the acquisition and expected to have a continuing impact on the combined company. The Unaudited Pro Forma Financial Information has been prepared based on preliminary estimates of certain direct costs and liabilities associated with the transaction, and amounts actually recorded may change upon final determination of such amounts. Specifically, additional information is expected to be obtained for accrued expenses related to the acquisition.

         The Unaudited Pro Forma Financial Information and related notes are provided for informational purposes only and are not necessarily indicative of what the Company's actual financial position or results of operations would have been had the forgoing transaction been consummated on such dates, nor does it give effect to the synergies, cost savings and other charges expected to result from the acquisition. Accordingly, the pro forma financial information does not purport to be indicative of the Company's financial position or results of operations as of the date hereof or for any period ended on the date hereof or as of or for any other future date or period.

         The following unaudited pro forma financial information is based in part on the historical consolidated financial statements of the Company, and the related notes thereto, which are included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999; and the historical financial statements of RockPort, and the related notes thereto, for the year ended December 31, 1999, included elsewhere in this Current Report on Form 8-K/A.

         This Current Report on Form 8-K/A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
         Section 21E of the Securities Exchange Act of 1934 and other risks detailed in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and other reports filed with the Securities and Exchange Commission from time to time. Actual results could differ materially from those projected in these forward-looking statements as a result of the risks described above as well as other risk factors set forth in the Company's periodic reports both previously and hereafter filed with the Securities and Exchange Commission.

PRO FORMA FINANCIAL INFORMATION
-------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                                                              PAGE
                                                                                                              ----
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1999............................     33
Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the Year Ended December 31, 1999.......     34
Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements....................................  35-36

                            QRS CORPORATION AND ROCKPORT
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 1999
                             (Dollars in thousands)


                                                                                 PRO FORMA         PRO FORMA
                                                          QRS       ROCKPORT    ADJUSTMENTS         COMBINED
                                                       ---------    ---------   -----------        -----------
            ASSETS
            ------

Current assets:
Cash and cash equivalents............................  $   34,412   $     831                      $     35,243
Marketable securities available for sale.............      12,895                                        12,895
Accounts receivable-net..............................      25,964       2,245                            28,209
Deferred income tax assets...........................         819                                           819
Prepaid expenses and other...........................       2,848          74                             2,922
Prepaid income taxes.................................       4,726                                         4,726
                                                        ---------   ---------                       -----------

     Total current assets............................      81,664       3,150                            84,814

Property and equipment, net..........................      13,823         184                            14,007
Deferred income tax assets...........................       1,156                                         1,156
Capitalized product development costs -- net.........       8,088                                         8,088
Intangible assets -- net............................       20,758               $   93,894[A][B]        114,652
Other assets.........................................       1,466          54                             1,520
                                                        ---------   ---------   ----------          -----------
Total    ............................................   $ 126,955   $   3,388   $   93,894          $   224,237
                                                        =========   =========   ==========          ===========



                                       LIABILITIES AND STOCKHOLDERS' EQUITY
                                       ------------------------------------

Current liabilities:
     Accounts payable................................   $  10,508  $      104                      $    10,612
     Accrued and other liabilities...................       9,632       1,754   $    1,450[C]           12,836
                                                        ---------   ---------   ----------         -----------
         Total current liabilities...................      20,140       1,858        1,450              23,448

Deferred income taxes................................          --                    9,228[B][I]         9,228
Deferred rent and other..............................       2,240           5                            2,245
                                                        ---------   ---------   ----------         -----------

     Total liabilities...............................      22,380       1,863       10,678              34,921
                                                        ---------   ---------   ----------         -----------

Minority interest....................................        361                                           361

Stockholders' equity:
     Preferred stock.................................         --           4           (4)[D]               --
     Common stock ...................................     86,971           3       99,501[E]           186,475
     Additional Paid-in Capital......................         --       4,971       (4,971)[D]               --
     Treasury stock..................................       (526)     (1,500)       1,500[D]              (526)
     Accumulated other comprehensive loss............       (136)                                         (136)
     Retained earnings (deficit) ....................     17,905      (1,953)     (12,810)[F]            3,142
                                                       ---------   ---------   ----------          -----------
         Total stockholders' equity .................    104,214       1,525       83,216              188,955
                                                       ---------   ---------   ----------          -----------
Total................................................  $ 126,955   $   3,388   $   93,894           $  224,237
                                                       =========   =========   ==========          ===========


 See notes to unaudited pro forma condensed consolidated financial statements.

                          QRS CORPORATION AND ROCKPORT
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1999
                   (In thousands, except per share amounts)

                                                                                        PRO FORMA           PRO FORMA
                                                             QRS         ROCKPORT       ADJUSTMENTS         COMBINED
                                                       -------------   ------------   -------------     -----------
Revenues ............................................  $    124,705    $      6,716                     $   131,421

Cost of revenue......................................         62,946          2,538                          65,484
                                                       -------------   ------------                     -----------

Gross profit.........................................         61,759          4,178                          65,937
                                                       -------------   ------------                     -----------

Operating expenses:
     Sales and marketing.............................         17,994          1,824                          19,818
     Product development.............................          8,645          1,415                          10,060
     General and administrative......................         11,285          2,317                          13,602
     Amortization of intangible assets...............          1,996                  $     14,455[G]        16,451
     In-process technology expense related to
         acquisitions................................            963                        15,443[H]        16,406
                                                       -------------   ------------   -------------     -----------
         Total operating expenses....................         40,883          5,556         29,898           76,337
                                                       -------------   ------------   -------------     -----------

Operating earnings (loss)............................         20,876         (1,378)       (29,898)         (10,400)

Interest and other income ...........................          2,011            234                           2,245
                                                       -------------   ------------   -------------     -----------

Earnings (loss) from continuing operations before
    income taxes and minority interest...............         22,887        (1,144)        (29,898)          (8,155)

Income taxes.........................................          8,057                        (2,137)[I]        5,920
Minority interest in subsidiary......................            (89)                                           (89)
                                                       -------------   ------------   -------------     -----------

Net earnings (loss)..................................  $      14,919   $    (1,144)   $    (27,761)     $   (13,986)
                                                       =============   ============   =============     ===========

Basic earnings (loss) per share (Note 2).............  $        1.12                                     $    (0.99)
                                                       =============                                    ===========

Shares used to compute basic earnings (loss) per share        13,322                           815[E]        14,137
                                                       =============                  =============     ===========


 See notes to unaudited pro forma condensed consolidated financial statements.

                           QRS CORPORATION AND ROCKPORT
           NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.       PRO FORMA ADJUSTMENTS

         [A] Adjustment to record the allocation of the acquisition cost to the estimated fair value of assets acquired based on an independent appraisal and to reflect the write-off of $15,442,694 of in-process research and development as technological feasibility had not been established and no alternative future uses existed for these research projects at the acquisition date as follows (in thousands):

              Current technology.................................................................  $      18,818
              Customer list and trademark........................................................          2,438
              In-process research and development                                                         15,443
              Assembled workforce................................................................          2,813
                                                                                                   -------------
                  Subtotal.......................................................................         39,512
              Write-off in-process research and development......................................        (15,443)
                                                                                                   -------------
                  Total..........................................................................  $      24,069
                                                                                                   =============

         [B] Represents the adjustment to record the excess of purchase price over the estimated fair value of the identifiable net assets acquired (Goodwill) as computed below (in thousands):

              Estimated fair value of common stock issued.......................................   $      90,137
              Estimated fair value of stock options assumed.....................................           9,367
              Accrued transaction costs..........................................................          1,450
                                                                                                   -------------
                  Total purchase price ..........................................................   $    100,954
                                                                                                   =============

              Preliminary allocation of purchase price:
              Accounts receivable...............................................................   $       1,928
              Cash..............................................................................             730
              Prepaid expenses and other........................................................             227
              Property and equipment.............................................................            217
              Other assets.......................................................................             54
              Intangible assets..................................................................         39,512
              Deferred income taxes..............................................................         (9,228)
              Liabilities assumed................................................................         (2,311)
                                                                                                   -------------
                  Sub-total preliminary allocation of purchase price.............................         31,129
                                                                                                   -------------
              Goodwill...........................................................................  $      69,825
                                                                                                   =============

         [C] Represents adjustment to accrue for estimated direct fees and expenses in connection with the acquisition of RockPort.

         [D] To reflect the elimination of the historical preferred stock, additional paid-in capital and treasury stock of RockPort.

         [E] To reflect the issuance of 814,794 shares of common stock, the fair value of the outstanding stock options of RockPort assumed and the elimination of the historical common stock of RockPort, as follows (in thousands):

              Issuance of common stock ........................................................... $   90,137

              Fair value of stock options assumed ................................................      9,367

              Historical common stock of RockPort ................................................         (3)
                                                                                                   ----------
                                                                                                   $   99,501
                                                                                                   ==========

         [F] To reflect the elimination of the historical deficit of RockPort and the effect of the write-off of in-process research and development discussed in note [A] above, as follows (in thousands):

              Historical deficit of RockPort.....................................................  $     2,633
              Write-off in-process research and development......................................      (15,443)
                                                                                                   -----------

              Total..............................................................................  $   (12,810)
                                                                                                   ===========


         [G]  To reflect the amortization of intangible assets.

         [H] To reflect the write-off of in-process research and development as discussed in note [A] above.

         [I] To reflect the income tax effect of the loss of RockPort and the pro forma adjustments at the Company's income tax rate of 38%, except that no tax effect is given to the amounts written off as in-process research and development and the amortization of goodwill.

2.       PRO FORMA EARNINGS PER SHARE

         Basic pro forma loss per share was calculated based on the Company's outstanding common stock at December 31, 1999, which reflects 814,794 shares of the Company's common stock issued in connection with the acquisition. Diluted pro forma loss per share was not presented because the potential common shares outstanding during the period are antidilutive.